Financial Instruments, Guarantees with Off-Balance-Sheet Risk and Other Guarantees	3 Months Ended
Mar. 31, 2015
Financial Instruments And Guarantees With Off Balance Sheet Risk Disclosure [Abstract]
Financial Instruments and Guarantees with Off-Balance-Sheet Risk
Financial Instruments, Guarantees with Off-Balance Sheet Risk and Other Guarantees
In the normal course of business, the Company is a party to guarantees and financial instruments with off-balance-sheet risk, most of which are not reflected in the accompanying condensed consolidated balance sheets. Such financial instruments are valued based on the amount of exposure under the instrument and the likelihood of required performance. In the Company’s past experience, no material claims have been made against these financial instruments. As of May 5, 2015, management does not expect any material losses to result from these guarantees or off-balance-sheet instruments in excess of liabilities provided for in the unaudited condensed consolidated balance sheet as of March 31, 2015.
Financial Instruments with Off-Balance Sheet Risk
As of March 31, 2015, the Company had the following financial instruments with off-balance sheet risk:

	Reclamation Obligations	Lease Obligations	Workers’ Compensation Obligations	Other (1)	Total
	(Dollars in millions)
Self bonding	$1,382.9	$—	$—	$—	$1,382.9
Surety bonds	322.8	104.4	91.9	11.4	530.5
Bank guarantees	367.2	—	—	112.9	480.1
Letters of credit	17.6	—	43.8	227.8	289.2
	$2,090.5	$104.4	$135.7	$352.1	$2,682.7

(1)
Other includes the $79.7 million in letters of credit related to Dominion Terminal Associates and TXU Europe Limited described below and an additional $272.4 million in bank guarantees, letters of credit and surety bonds related to collateral for road maintenance, performance guarantees and other operations.

The Company owns a 37.5% interest in Dominion Terminal Associates, a partnership that operates a coal export terminal in Newport News, Virginia under a 30-year lease that permits the partnership to purchase the terminal at the end of the lease term for a nominal amount. The partners have severally (but not jointly) agreed to make payments under various agreements which in the aggregate provide the partnership with sufficient funds to pay rents and to cover the principal and interest payments on the floating-rate industrial revenue bonds issued by the Peninsula Ports Authority, and which are supported by letters of credit from a commercial bank. As of March 31, 2015, the Company’s maximum reimbursement obligation to the commercial bank was in turn supported by four letters of credit totaling $42.7 million.
The Company is party to an agreement with the PBGC and TXU Europe Limited, an affiliate of the Company’s former parent corporation, under which the Company is required to make special contributions to two of the Company’s defined benefit pension plans and to maintain a $37.0 million letter of credit in favor of the PBGC. If the Company or the PBGC gives notice of an intent to terminate one or more of the covered pension plans in which liabilities are not fully funded, or if the Company fails to maintain the letter of credit, the PBGC may draw down on the letter of credit and use the proceeds to satisfy liabilities under the Employee Retirement Income Security Act of 1974, as amended. The PBGC, however, is required to first apply amounts received from a $110.0 million guarantee in place from TXU Europe Limited in favor of the PBGC before it draws on the Company’s letter of credit. On November 19, 2002, TXU Europe Limited was placed under the administration process in the U.K. (a process similar to bankruptcy proceedings in the U.S.) and continues under this process as of March 31, 2015. As a result of these proceedings, TXU Europe Limited may be liquidated or otherwise reorganized in such a way as to relieve it of its obligations under its guarantee.
As of March 31, 2015, one of the Company's wholly-owned captive insurance subsidiaries was party to a letter of credit arrangement for $32.8 million in relation to certain of its workers' compensation and other insurance-related obligations whereby that subsidiary has pledged $46.9 million of its investments in debt securities as collateral.  This arrangement reduces the letters of credit drawn on the Company's 2013 Credit Facility and effectively lowers the fees associated with the related letters of credit.
Accounts Receivable Securitization
The Company has an accounts receivable securitization program (securitization program) with a maximum capacity of $275.0 million through its wholly owned, bankruptcy-remote subsidiary (Seller). At March 31, 2015, the Company had $34.1 million remaining capacity available under the securitization program, net of outstanding letters of credit and amounts drawn. Under the securitization program, the Company contributes trade receivables of most of the Company's U.S. subsidiaries on a revolving basis to the Seller, which then sells the receivables in their entirety to a consortium of unaffiliated asset-backed commercial paper conduits and banks (the Conduits). After the sale, the Company, as servicer of the assets, collects the receivables on behalf of the Conduits for a nominal servicing fee. The Company utilizes proceeds from the sale of its accounts receivable as an alternative to short-term borrowings under the 2013 Revolver portion of the Company’s 2013 Credit Facility, effectively managing its overall borrowing costs and providing an additional source of working capital. The securitization program will expire in April 2016.
The Seller is a separate legal entity whose assets are available first and foremost to satisfy the claims of its creditors. Of the receivables sold to the Conduits, a portion of the amount due to the Seller is deferred until the ultimate collection of the underlying receivables. During the three months ended March 31, 2015, the Company received total consideration of $1,016.7 million related to accounts receivable sold under the securitization program, including $698.1 million of cash up front from the sale of the receivables, an additional $147.8 million of cash upon the collection of the underlying receivables and $170.9 million that had not been collected at March 31, 2015 and was recorded at carrying value, which approximates fair value. The reduction in accounts receivable as a result of securitization activity with the Conduits was $45.0 million and $30.0 million at March 31, 2015 and December 31, 2014, respectively.
The securitization activity has been reflected in the unaudited condensed consolidated statements of cash flows as an operating activity because both the cash received from the Conduits upon sale of the receivables as well as the cash received from the Conduits upon the ultimate collection of the receivables are not subject to significantly different risks given the short-term nature of the Company’s trade receivables. The Company recorded expense associated with securitization transactions of $0.4 million for each of the three months ended March 31, 2015 and 2014, respectively.
Patriot Bankruptcy Reorganization
As part of the definitive settlement agreement reached in 2013 with Patriot and the UMWA, which agreement is discussed in Note 17. "Commitments and Contingencies," the Company has provided $121.5 million of credit support to Patriot. Approximately $85 million of this credit support ends in 2018.  As of March 31, 2015, $81.0 million of this credit support took the form of surety bonds issued for the benefit of Patriot beneficiaries; $18.1 million of this credit support took the form of corporate guarantees to Patriot beneficiaries and $22.4 million of this credit support took the form of letters of credit issued for the benefit of Patriot beneficiaries. Those surety bonds and letters of credit are included in the financial instruments with off-balance sheet risk table presented in this note, while the corporate guarantees are not. A total of $35.3 million of the credit support (all in the form of surety bonds) relates to certain of Patriot’s Coal Act obligations that the Company agreed to fund at the time of the Patriot spin-off pursuant to the Coal Act Liabilities Assumption Agreement and to Patriot’s Federal Black Lung obligations.
Patriot has approximately $150 million in federal and state black lung occupational disease liabilities related to workers employed in periods prior to Patriot’s spin-off from the Company in 2007. At the time of the spin-off, Patriot indemnified the Company against any claim relating to these liabilities, including any claim made by the U.S. Department of Labor (“DOL”) against the Company with respect to these obligations as a potentially liable operator under the Federal Coal Mine Health and Safety Act of 1969. The definitive settlement agreement reached in 2013, which became effective upon Patriot's emergence from bankruptcy on December 18, 2013, included Patriot’s affirmance of the indemnity relating to such black lung liabilities.
If Patriot does not pay the black lung liabilities in the future, the DOL would first look to Patriot and any related credit support for payment before asserting any claims against the Company. While Patriot has agreed to indemnify the Company against any such claims by the DOL, the Company could be responsible for those liabilities if Patriot were not able to fund such indemnification.
Other
Included in "Other noncurrent liabilities" in the Company's condensed consolidated balance sheets as of March 31, 2015 and December 31, 2014 is a liability of $44.7 million, related to reclamation, bonding and mine closure commitments provided on behalf of a third-party coal producer associated with a 2007 purchase of coal reserves and surface lands in the Illinois Basin.
The Company is the lessee under numerous equipment and property leases. It is common in such commercial lease transactions for the Company, as the lessee, to agree to indemnify the lessor for the value of the property or equipment leased, should the property be damaged or lost during the course of the Company’s operations. The Company expects that losses with respect to leased property, if any, would be covered by insurance (subject to deductibles). The Company and certain of its subsidiaries have guaranteed other subsidiaries’ performance under various lease obligations. Aside from indemnification of the lessor for the value of the property leased, the Company’s maximum potential obligations under its leases are equal to the respective future minimum lease payments, and the Company assumes that no amounts could be recovered from third parties.
The Company has provided financial guarantees under certain long-term debt agreements entered into by its subsidiaries and substantially all of the Company’s U.S. subsidiaries provide financial guarantees under long-term debt agreements entered into by the Company. The maximum amounts payable under the Company’s debt agreements are equal to the respective principal and interest payments.